                                                                     Exhibit 1.1






                        Trump Atlantic City Associates
                       Trump Atlantic City Funding, Inc.


                      ___% First Mortgage Notes due 2006


                            UNDERWRITING AGREEMENT
                            ----------------------


                                                      April __, 1996



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SALOMON BROTHERS INC
BT SECURITIES CORPORATION
c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
    277 Park Avenue
    New York, New York  10172

Ladies and Gentlemen:

            Subject to the terms and conditions herein contained, Trump Atlantic City Associates, a New Jersey general partnership (the "Company"), and Trump Atlantic City Funding, Inc., a Delaware corporation ("Funding"), and Trump Plaza Associates, a New Jersey general partnership ("Plaza Associates"), The Trump Taj Mahal Corporation, a Delaware corporation ("TTMC"), and Trump Taj Mahal Associates, a New Jersey general partnership ("Taj Associates," and together with Plaza Associates and TTMC, the "Guarantors," and, together with the Company and Funding, the "Issuers"), jointly and severally propose to issue and, as applicable, to sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Salomon Brothers Inc and BT Securities Corporation (collectively, the "Underwriters") an aggregate of $1,100,000,000 principal amount of ___% First Mortgage Notes due 2006 (the "Notes"), which will be the joint and several obligations of the Issuers, and the related guarantees (the "Guarantees") by the Guarantors (collectively, the "Securities"). The Securities are to be issued pursuant to the provisions of an Indenture (the "Indenture") to be dated as of April __, 1996, by and among the Issuers and First Bank National Association, a national banking association, as Trustee (the "Trustee").

            Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Prospectus (as hereinafter defined). Unless the context otherwise requires, all references herein to "the Company" shall be deemed to give effect to the acquisition by the Company or its subsidiaries other than Funding (collectively, the "Subsidiaries" or "the Subsidiaries"), as applicable, of all of the direct and indirect equity interests in Trump Taj Mahal Associates ("Taj Associates") pursuant to the Merger Agreement and the Contribution Agreement dated April [11], 1996 between Trump, TTMI, TM/GP and THCR Holdings (the "1996 Contribution Agreement"), at or prior to consummation of the issuance of the Securities. All references herein to "the Subsidiaries" or "the Guarantors" shall be deemed to include Taj Associates, Taj Funding and TTMC, unless the context otherwise requires; provided, that no such entity
                                             --------
shall be required to be a signatory hereto until the Closing Date (as hereinafter defined), on which date each such entity shall become a party to this Agreement. Concurrently with the issuance of the Securities, Trump Hotels & Casino Resorts, Inc., a Delaware corporation ("THCR"), the sole general partner of Trump Hotels & Casinos Resorts Holdings, L.P., a Delaware limited partnership ("THCR Holdings"), a 99% general partner of the Company, is proposing to issue and sell to certain underwriters, including you, 12,500,000 shares (and an additional 1,875,000 shares subject to an over-allotment option) of its common stock, $.01 par value, pursuant to an underwriting agreement, to be dated as of the date hereof, by and among THCR, the Underwriters and Sands Brothers & Co., Ltd., as Representatives of the underwriters named in Schedule I thereto.

            1.    Registration Statement and Prospectus.  The Company,
                  -------------------------------------
Funding and Plaza Associates have prepared and filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated pursuant thereto (collectively, the "Act"), a registration statement on Form S-1 (No. 333-643) with respect to the Securities, including a preliminary prospectus, subject to completion, relating to the Securities. The registration statement, as amended at the time it becomes effective (including a registration statement (if any) filed pursuant to Rule 462(b) under the Act, all financial statements and exhibits and the information, if any, contained in a prospectus that is deemed to be a part of the registration statement at the time of its effectiveness pursuant to Rule 430A or Rule 434 under the Act), is hereinafter referred to as the "Registration Statement", and the prospectus constituting a part of the Registration Statement, in the form first furnished to the Underwriters and used to confirm sales of the Securities and including all documents incorporated or deemed to be incorporated by reference therein, if any, is hereinafter referred to as the "Prospectus."

            2.    Agreements to Sell and Purchase.  On the basis of the
                  -------------------------------
representations and warranties contained in this Agreement, and subject to the terms

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and conditions contained in this Agreement, the Issuers jointly and severally agree to issue and sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Issuers, Securities in the respective principal amount set forth opposite the name of such Underwriter in
Schedule I hereto, plus such amount, if any, as they may individually become obligated to purchase pursuant to Section 9 hereof, at a purchase price per Security equal to the percentage of the principal amount thereof set forth in the table on the cover page of the Prospectus under the heading "Proceeds to the Issuers" (the "Purchase Price").

            3.    Delivery and Payment.  Delivery to you of and payment for
                  --------------------
the Securities shall be made at 10:00 A.M., New York City time, on the third or fourth business day, unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (such time and date being referred to as the "Closing Date"), following the date of the initial public offering of the Securities as advised by DLJ to the Issuers, at the offices of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York, 10022, or such other place as you shall reasonably designate. The Closing Date and the location of delivery of and the form of payment for the Securities may be varied by agreement among DLJ and the Issuers.

            The Securities in definitive form shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date, and shall be made available to you at the offices of DLJ (or at such other place as shall be acceptable to you) for inspection not later than 10:00 A.M., New York City time, no later than the business day next preceding the Closing Date. Definitive Securities shall be delivered to you on the Closing Date, with any transfer taxes payable upon initial issuance thereof duly paid by the Issuers, for your respective accounts against payment of the Purchase Price by wire or similar transfer of same-day funds to the order of the Company.

            4.    Agreements of the Issuers.  Each of the Issuers jointly
                  -------------------------
and severally agrees with each of you that:

            (a) It will, if the Registration Statement has not heretofore become effective under the Act, and, if necessary or required by law, file an amendment to the Registration Statement or, if necessary pursuant to Rule 430A under the Act, a post-effective amendment to the Registration Statement, in each case as soon as practicable after the execution and delivery of this Agreement, and will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time. If the Registration Statement has become effective and the Issuers, omitting from the Prospectus certain information in reliance upon Rule 430A of the Act, elect not to file a post-effective amendment pursuant to Rule

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      430A of the Act, it will file the form of Prospectus required by Rule
      424(b) of the Act within the time period specified by Rule 430A and Rule 424(b) of the Act. The Issuers will otherwise comply fully and in a timely manner with the applicable provisions of Rule 424 and Rule 430A under the Act.

            (b) It will advise you promptly and, if requested by any of you, confirm such advice in writing, (i) when the Registration Statement has become effective, if and when the Prospectus is sent for filing pursuant to Rule 424 under the Act and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the receipt of any comments from the Commission or any state securities commission or any other regulatory authority that relate to the Registration Statement or requests by the Commission or any state securities commission or any other regulatory authority for any amendment or supplements to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and (iv) of the happening of any event during the period referred to in paragraph (d) below which makes any statement of a material fact made in the Registration Statement (as amended or supplemented from time to time) untrue or which requires the making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus (as amended or supplemented from time to time) untrue or which requires the making of any addition to or change in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Issuers shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Securities under any Federal or state securities or Blue Sky laws, and, if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Issuers shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

            (c) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period in your reasonable judgment as a prospectus is required by the Act, the Exchange Act or any state

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      securities laws to be delivered in connection with sales of the
      Securities by an Underwriter or a dealer, it will furnish to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request; provided, that the
                                                    --------
      expense of any such delivery more than one year after the effective date of the Registration Statement shall be borne by the Underwriter requesting to make such delivery.

            (d) If during the period during which in your reasonable judgment you are required to deliver a prospectus in connection with offers or sales of Securities by you, any event shall occur as a result of which it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing as of the date the Prospectus is delivered to an offeree or a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, it will promptly prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances existing as of the date the Prospectus is so delivered, be misleading, and will comply with applicable law and will promptly notify you of such event and amendment or supplement and furnish to you without charge such number of copies thereof as you may reasonably request.

            (e) It will mail and make generally available to its security holders as soon as practicable and as specified by Rule 158 under the Act, a consolidated earning statement which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder and advise you in writing when such statement has been made available.

            (f) It will furnish to each of the Underwriters, without charge, two (2) signed copies (plus one additional signed copy to your legal counsel) of the Registration Statement, as first filed with the Commission, and of each amendment or supplement to it, including each post-effective amendment and all exhibits filed therewith or incorporated by reference therein, and will furnish to each of the Underwriters, such number of conformed copies of the Registration Statement as so filed and of each amendment to it, including each post-effective amendment, but without exhibits, as you may reasonably request.

            (g) It will not file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or make any amendment or supplement to the Prospectus, of which you shall not previously have been advised and provided a copy of within two business days prior to the filing thereof or to which you shall reasonably object; and it will prepare and file with the Commission, promptly upon your reasonable request, any amendment or supplement to the Registration Statement or amendment or supplement to the Prospectus which in your sole judgment may be necessary in connection with the distribution of the Securities by you, and will use its best efforts to cause the same to become effective as promptly as possible.

            (h) Prior to any public offering of the Securities, it will cooperate with you and your counsel in connection with the registration or qualification of the Securities for offer and sale by the Underwriters under the state securities or Blue Sky laws of such jurisdictions as you may request. The Issuers will continue such qualification in effect so long as required by law for distribution of the Securities and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification (provided, that none of the Issuers shall be obligated to qualify as
       --------
      a foreign corporation or general partnership, as the case may be, in any jurisdiction in which it is not so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject).

            (i) It will timely complete all required filings and otherwise comply fully in a timely manner with all provisions of the Exchange Act, and will file all reports and any definitive proxy or information statements required to be filed by the Issuers with the Commission pursuant to Sections 13(a), 13(c), 14(a) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offer or sale of the Securities.

            (j) So long as any of the Securities are outstanding, it will furnish to you, without charge, a copy of each report or other publicly available information of the Issuers furnished to holders of the Securities or filed with the Commission, whether or not required by law or pursuant to the Indenture, and such other publicly available information concerning the Issuers or the Subsidiaries as you may reasonably request, at the same time as such reports or other information are furnished to such holders.

            (k) During the period beginning on the date of this Agreement and continuing to and including the Closing Date, except as described in the Prospectus with respect to the Merger Transaction, there will be no transactions entered into by the Issuers or any of the Subsidiaries, which are material with respect to the Company, Funding or any of the Subsidiaries, taken individually or as a whole, and there will be no dividend or distribution of any kind declared, paid or made by the any of the Issuers on any class of their respective capital stock or other equity interests.

            (l) It will not voluntarily claim, and will resist any attempts to claim, the benefits of any usury laws against the holders of the Securities.

            (m) It will use the proceeds from the sale of the Securities in the manner described in the Prospectus under the caption "Use of Proceeds" and will make any filing required by Rule 463 of the Act.

            (n) During the period referred to in paragraph (k), it will not offer, sell, contract to sell or otherwise dispose of any debt securities or warrants, rights or options to purchase debt securities (other than the Securities), without the prior written consent of DLJ.

            (o) It will use its best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

            5.    Payment of Expenses.  Each of the Issuers jointly and
                  -------------------
severally agrees with you that, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, it will pay and be responsible for all costs, charges, liabilities, expenses, fees and taxes incurred in connection with or incident to (i) the preparation, printing (including word processing), filing, distribution and delivery under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus, the Prospectus and all amendments and supplements thereto, (ii) the registration with the Commission and the issuance and delivery of the Securities, (iii) the preparation, printing (including word processing), execution, distribution and delivery of the documents listed on
Schedule II hereto (the "Mortgage Documents"), this Agreement, the Indenture, the Securities, the [Amended License Agreement], the [Amended Trademark Security Agreement], the 1996 Contribution Agreement, the [Amended Trump Executive Agreement,] the Amended and Restated Partnership Agreements of each of Plaza Associates, Taj Associates and the Company, the Merger Agreement, the First and the Second Supplemental Indentures to the Plaza Note Indenture, the First Supplemental Indenture to the Senior Note Indenture,the agreement providing for satisfaction of the NatWest Loan, the agreement providing for discharge of the First Fidelity Loan, the agreement providing for the exercise of the Plaza East Purchase Option, the redemption notice for the Taj Bonds, the letter agreements dated January 8, 1996 between Trump and Taj Associates and THCR, respectively, the underwriting agreement for the Equity Offering, the letter agreement dated October 6, 1995 by and among Taj Associates, Taj Funding and Taj Holdings and certain holders of Taj

Holding Class A Common Stock (collectively, the "Operative Documents"), the Preliminary and Final Blue Sky Memoranda, and all other agreements, memoranda, reports, correspondence and other documents printed, distributed and delivered in connection with the offering of the Securities, (iv) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in paragraph 4(h) above (including, in each case, the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and any memoranda relating thereto and any filing fees in connection therewith), (v) subject to paragraph 4(c) above, furnishing such copies of the Registration Statement (including exhibits), Prospectus and preliminary prospectus, and all amendments and supplements to any of them, including any document incorporated by reference therein, as may be reasonably requested by the Underwriters or by dealers, (vi) the filing, registration and clearance with the National Association of Securities Dealers, Inc. (the "NASD") of the Underwriters' compensation in connection with the offering of the Securities (including, without limitation, any filing fees in connection therewith), (vii) the fees charged by securities rating services for rating of the Securities, (viii) the costs of distributing the terms of agreement relating to the organization of the selling group to the members thereof by mail, telex or other means of communication, (ix) any "qualified independent underwriter" as required by Schedule E to the Bylaws of the NASD (including fees and disbursements of counsel for such qualified independent underwriter) and (x) the performance by each of the Issuers and each of the Subsidiaries of its other obligations under this Agreement and under each of other the Operative Documents to which it is a party, including (without limitation) the fees and expenses of the Trustee, the costs of their personnel and other internal costs, the cost of printing and engraving the certificates representing the Securities, and all expenses and taxes incident to the sale and delivery of the Securities to you, and creating and perfecting security interests in the Collateral, including, without limitation, filing and recording fees and expenses and fees and expenses of counsel for the Issuers for providing such opinions as you may reasonably request. Subject to Section 9 below, the Underwriters will otherwise pay their own out-of-pocket expenses, including the fees and disbursements of counsel (other than under clauses (iv), (vi) and (ix) above and as may have been provided otherwise in separate agreements with you).

            6.    Representations and Warranties.  Each of the Issuers
                  ------------------------------
jointly and severally represents and warrants to each Underwriter that:

            (a) When the Registration Statement became or becomes effective, including on the date of any post-effective amendment, at the date of the Prospectus (if different) and at the Closing Date, the Registration Statement will comply in all material respects with the provisions of the Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (collectively, the "TIA"), and will not contain any untrue state-ment of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and each supplement or amendment thereto will not, at the date of the Prospectus, at the date of any such supplement or amendment and at the Closing Date, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplement or amendment to them) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuers in writing by or on behalf of such Underwriter through DLJ expressly for use therein. Each of the Issuers acknowledges for all purposes under this Agreement (including this paragraph and Section 7 hereof) that the statements set forth in the last paragraph of the cover page of the Prospectus and the first (including the table therein) and the third paragraphs, the third sentence of the fourth paragraph and the fourth and sixth sentences of the sixth paragraph of the section entitled "Underwriting" in the Prospectus constitute the only written information furnished to any of the Issuers by or on behalf of any Underwriter through DLJ expressly for use in the Registration Statement, the preliminary prospectus or the Prospectus (or any amendment or supplement to any of them) and that the Underwriters shall not be deemed to have provided any information (and therefore are not responsible for any statements or omissions) pertaining to any arrangement or agreement with respect to any party other than the Underwriters. When the Registration Statement became or becomes effective, including at the time of any post-effective amendment, at the date of the Prospectus and any amendment or supplement thereto (if different) and at the Closing Date, the Indenture will have been qualified under and will conform in all material respects to the requirements of the TIA. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement has not been described and filed as required.

            (b) Each preliminary prospectus and the Prospectus, filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 or 430A under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act.

            (c) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental body, agency or official which prevents the issuance of the Securities, suspends the effec-tiveness of the Registration Statement, prevents or suspends the use of any preliminary prospectus or suspends the sale of the Securities in any jurisdiction referred to in Section 4(h) hereof; no injunction, restraining order or order of any nature by any Federal or state court of competent jurisdiction has been issued with respect to the Issuers or any of the Subsidiaries which would prevent or suspend the issuance or sale of the Securities, the effectiveness of the Registration Statement, or the use of any preliminary prospectus or Prospectus or in any jurisdiction referred to in Section 4(h) hereof; no action, suit or proceeding before any court or arbitrator or any governmental body, agency or official, domestic or foreign, is pending against or, to the best knowledge of the Issuers, after due inquiry, threatened against, the Issuers or any of the Subsidiaries which, if adversely determined, could interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity of this Agreement or any of the other Operative Documents; and the Issuers have complied with every request of the Commission, or any securities authority or agency of any jurisdiction for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

            (d) The Indenture has been duly authorized by each of the Issuers and, when duly executed and delivered by each of the Issuers in accordance with its terms, will be a legal, valid and binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights under any usury laws may be unenforceable. No Federal or state taxes are required to be paid by any purchasers of the Securities with respect to the execution of the Indenture by each of the Issuers or with respect to the issuance of the Securities.

            (e) The Notes have been duly authorized by each of the Company and Funding and, on the Closing Date, will have been duly executed by each of the Company and Funding and will, when issued, executed, authenticated and delivered in accordance with the Indenture and paid for in accordance with the terms of this Agreement, constitute legal, valid and binding obligations of each of the Company and Funding, enforceable against each of the Company and Funding in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and, except to the extent that a waiver of rights under any usury laws may be unenforceable, will be entitled to the benefits of the Indenture and will conform in all material respects to the descriptions thereof in the Prospectus. The Notes rank and will rank on a parity with all unsubordinated indebtedness of the Company and Funding that is outstanding on the date hereof or that may be incurred hereafter, and senior to all other indebtedness of the Company and Funding that is outstanding on the date hereof or that may be incurred hereafter.

            (f) The Guarantees have been duly authorized by each of the Guarantors and, on the Closing Date, will have been duly executed by each of the Guarantors and will, when issued, executed, authenticated and delivered in accordance with the Indenture, constitute legal, valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and, except to the extent that a waiver of rights under any usury laws may be unenforceable, will be entitled to the benefits of the Indenture and will conform in all material respects to the descriptions thereof in the Prospectus. The Guarantees rank and will rank on a parity with all unsubordinated indebtedness of the applicable Guarantor that is outstanding on the date hereof or that may be incurred hereafter and senior to all other indebtedness of the applicable Guarantor that is outstanding on the date hereof and that may be incurred hereafter, other than as disclosed in the Prospectus.

            (g) This Agreement has been duly authorized and validly executed and delivered by each of the Issuers and constitutes a valid and legally binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that indemnification from liability in connection with the Federal securities laws may be unenforceable.

            (h) Each of the other Operative Documents (including, in the case of an Operative Document which is being amended in connection with the Merger Transaction (as defined below), the amendment thereto) has been or on the Closing Date will have been duly and validly authorized by each of the Issuers and the Subsidiaries, as applicable, and on the Closing Date, will have been duly executed and delivered by each of the Issuers and the

      Subsidiaries, as applicable, in accordance with its respective terms and each will be a legal, valid and binding agreement of each of the Issuers and each of the Subsidiaries, as applicable, enforceable against each of the Issuers and each of the Subsidiaries, as applicable, in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

            (i) Each of the Operative Documents and each of the elements of the Merger Transaction described in the Prospectus conforms in all material respects to the description thereof contained in the Prospectus.

            (j) Each of the Issuers and each of the Subsidiaries has all the requisite corporate or partnership power, as the case may be, to execute, deliver and perform its obligations under each of the Operative Documents to which it is a party, and to authorize, issue and sell the Securities. The execution and delivery by each of the Issuers and each of the Subsidiaries of the Operative Documents to which it is a party, the issuance and sale of the Securities, the performance of the Operative Documents and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of
      (i) any of the respective charters, bylaws or partnership agreements, as the case may be, of the Issuers, any of the Subsidiaries or any of the entities through which ownership interests in Trump's Castle Associates are directly or indirectly held (the "Castle Entities"), (ii) any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose), any security interest, mortgage, pledge, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien"), other than Liens permitted under the Indenture, with respect to any obligation, bond, agreement, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement, lease or instrument to which the Issuers, any of the Subsidiaries or any of the Castle Entities is a party or by which they or any of them are bound, or to which any of the properties or assets of the Issuers, any of the Subsidiaries or any of the Castle Entities is or may be subject, or (iii) any Federal, state or local law, rule, administrative regulation or ordinance or order of any court or governmental agency, body or official having jurisdiction over the Issuers or any of the Subsidiaries or any of their properties, except, in the case of clause (ii) or (iii), for such conflicts, breaches, violations, defaults or Liens that could not have a material adverse effect on the properties, plans, business, results of operations, general affairs, management, condition (financial or otherwise), prospects, or business affairs of the Issuers or the Subsidiaries, singly or in the aggregate (a "Material Adverse Effect").

            (k) No authorization, approval, consent or order of, or filing with, any court or governmental body, agency or official, including the New Jersey Casino Control Commission (the "CCC"), the New Jersey Department of Environmental Protection (the "NJDEP"), is necessary in connection with the issuance of the Securities and the other transactions contemplated by this Agreement and the other Operative Documents and the Merger Transaction except such as may be required by the NASD or have been obtained and made under the Casino Control Act (the "Gaming Act"), the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Act, the TIA or state securities or Blue Sky laws or regulations. Neither of the Issuers nor any of their affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

            (l) Each of the Issuers and the Subsidiaries has been duly incorporated or organized, as the case may be, and each of the Issuers and each of the Subsidiaries is validly existing as a corporation or general partnership, as the case may be, under the laws of its jurisdiction of incorporation or organization, as the case may be, and has the requisite power and authority to carry on its business as it is currently being conducted or is proposed to be conducted (as discussed in the Prospectus) and to own, lease and operate its properties, as applicable, and each is duly qualified as a foreign corporation or foreign general partnership, as the case may be, authorized to do business in each jurisdiction (each, a "Foreign Jurisdiction") where the operation, ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not have a Material Adverse Effect.

            (m) The consolidated capitalization of each of the Company and Taj Associates is as set forth in the Prospectus under the caption "Capitalization" in the respective columns "Trump AC" and "Taj Associates," and, after consummation of the Offerings, the consolidated capitalization of the Company will be as set forth in the column "Pro Forma." All of the issued and outstanding shares of capital stock of Funding, Plaza Funding and TTMC have been duly authorized and validly issued and are fully paid and nonassessable. On the Closing Date, the Company will own, either directly or indirectly, all of the outstanding equity interests in Plaza Associates and Taj Associates and all of the outstanding capital stock of TTMC, Plaza Funding and Funding, free and clear of any Liens, restrictions on transfer, agreements, voting trusts or other defects of title whatsoever, other than (x) Liens or other restrictions on transfer permitted under the Indenture, (y) transfer restrictions which may be imposed under the Gaming Act and (z) Liens in favor of the trustee under the Senior Note Indenture. There are no outstanding subscriptions, rights, warrants, options, calls, convertible or exchangeable securities or commitments of sale related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interests in, any Subsidiary.

            (n) Funding has not conducted any business other than in connection with the proposed issuance and sale of the Notes. Neither the Issuers nor any of the Subsidiaries is (i) in violation of its respective charter, bylaws or partnership agreements or (ii) in default in the performance of any obligation, bond, agreement, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Issuers or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Issuers or any of the Subsidiaries is subject, except, in the case of clause (ii), for such defaults that could not have a Material Adverse Effect.

            (o) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against or affecting the Issuers or any of the Subsidiaries or any of their respective assets or properties, which is required to be disclosed in the Registration Statement or the Prospectus (except as disclosed therein), or which could have a Material Adverse Effect, or which could materially and adversely affect the performance by any of the Issuers of its obligations pursuant to this Agreement and the Operative Documents or the transactions contemplated hereby or thereby and, to the best knowledge of the Issuers, after due inquiry, no such action, suit or proceeding is contemplated or threatened.

            (p) (i) Neither the Issuers nor any of the Subsidiaries is in violation of any Federal, state or local laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of toxic or hazardous substances, materials or wastes, or petroleum and petroleum products ("Materials of Environmental Concern"), or otherwise relating to the protection of human health and safety, or the storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations, except to the extent that any such violation could not have a Material Adverse Effect or otherwise require disclosure in the Prospectus; and (ii) to the best knowledge of the Issuers, after due inquiry, (A) neither the Issuers nor any of the Subsidiaries has received any communication (written or oral), whether from a governmental authority or otherwise, alleging any such violation or noncompliance, and there are no circumstances, either past, present or that are reasonably foreseeable, that may lead to such violation in the future, (B) there is no pending or threatened claim, action, investigation or notice (written or oral) by any person or entity alleging potential liability for investigatory, cleanup, or governmental responses costs, or natural resources or property damages, or personal injuries, attorney's fees or penalties relating to (x) the presence, or release into the environment, of any Material of Environmental Concern at any location owned or operated by the Issuers or any Subsidiary, now or in the past, or (y) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law (collectively, "Environmental Claims") that could have a Material Adverse Effect or otherwise require disclosure in the Prospectus, and (C) there are no past or present actions, activities, circumstances, conditions, events or incidents, that could form the basis of any Environmental Claim against the Issuers or any Subsidiary or against any person or entity whose liability for any Environmental Claim the Issuers or any Subsidiary has retained or assumed either contractually or by operation of law.

            (q) Neither the Issuers nor any of the Subsidiaries is in violation of any Federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, except as could not have a Material Adverse Effect. There is
      (A) no significant unfair labor practice complaint pending against the Issuers or any Subsidiary or, to the best knowledge of the Issuers, after due inquiry, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no material grievance or material arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Issuers or any Subsidiary or, to the best knowledge of the Issuers, after due inquiry, threatened against any of them, and (B) no labor dispute in which the Issuers or any Subsidiary is involved nor, to the best knowledge of the Issuers, after due inquiry, is any labor dispute imminent, other than routine disciplinary and grievance matters. The Issuers and the Subsidiaries are in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"); and no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) established or maintained by the Issuers or any of the Subsidiaries or with respect to which the Issuers or the Subsidiaries are obligated to make contributions. The Issuers and the Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" as such term is defined in
      Section 3(3) of ERISA or (ii) Sections 4971, 4975, or 4980B of the Internal Revenue Code of 1986, as amended (the "Code"). Each "employee benefit plan" established or maintained by the Issuers and the Subsidiaries that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

            (r) Except as could not have a Material Adverse Effect, each of the Issuers and each of the Subsidiaries has good and marketable title, free and clear of all Liens (except for (x) Liens created by the Mortgage Documents and (y) Permitted Liens (as defined in the Indenture)), to all property and assets described in the Registration Statement as being owned by it and such properties and assets are in the condition and suitable for use as so described. All leases to which any of the Issuers or the Subsidiaries is a party are valid and binding and no default has occurred and is continuing thereunder (in the case of defaults by persons other than the Issuers and the Subsidiaries, to the best knowledge of the Issuers and the Subsidiaries, after due inquiry), which could result in a Material Adverse Effect, and the Issuers and the Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not interfere with the use made or proposed to be made by the Issuers or such Subsidiary.

            (s) The Issuers and the Subsidiaries maintain insurance at least in such amounts and covering at least such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

            (t) Arthur Andersen LLP, the firm of accountants that has certified or shall certify the applicable historical financial statement of Funding and the applicable historical consolidated financial statements and supporting schedules of the Company and Taj Associates, filed or to be filed with the Commission as part of the Registration Statement and the Prospectus, are independent public accountants with respect to the Issuers and the Subsidiaries, as required by the Act. The historical financial statement and the historical consolidated financial statements, together with related schedules and notes, set forth in the Prospectus and the Registration Statement, comply as to form in all material respects with the requirements of the Act and fairly present the financial position of Funding and the consolidated financial position of the Company and Taj Associates at the respective dates indicated and the consolidated results of their operations and their consolidated cash flows, as applicable, for the respective periods indicated, in accordance with generally accepted accounting principles in the United States of America ("GAAP") consistently applied throughout such periods. The pro forma financial statements contained in the Registration
      --- -----
      Statement have been prepared on a basis consistent with such historical statements and give effect to assumptions made on a reasonable basis and fairly present the historical and proposed transactions contemplated to be addressed by the preliminary prospectuses, the Prospectus, the Operative Documents and this Agreement. The historical ratios of earnings to fixed charges of the Company, Plaza Associates and Taj Associates and the pro forma ratios of earnings to fixed charges
                         --- -----
      of the Company included in the Prospectus under the caption "Prospectus Summary-Summary Financial Information" have been calculated in compliance with Item 503(d) of Regulation S-K promulgated by the Commission. The other financial and statistical information and data included in the Prospectus and in the Registration Statement, historical and pro
                                                                   ---
      forma, are accurately presented and prepared on a basis consistent
      -----
      with such financial statements and the books and records of Taj Associates, Taj Funding, the Company, Funding, Plaza Funding and Plaza Associates, as applicable.

            (u) The forecasted financial statement information included in the Registration Statement (i) are within the coverage of Rule 175(b) of the Act, (ii) were made by the Issuers with a reasonable basis and in good faith, (iii) have been prepared in accordance with Item 10 of Regulation S-K of the Act and (iv) have been properly compiled on the bases described therein. The assumptions used in the preparation of such forecasted consolidated financial statement information (i) are all those the Issuers believe are significant in forecasting the financial results of Plaza Associates, Taj Associates and the Company and (ii) reflect, for the relevant periods, a reasonable estimate of the events, contingencies and circumstances described therein. Such forecasted consolidated financial statement information presents each of the Issuers' reasonable estimate of the expected consolidated results of operations, except for the omission of non-operating items, income taxes, extraordinary items and the calculation of net income, of each of Plaza Associates, Taj Associates and the Company for the forecasted periods.

            (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and up to the Closing Date, (i) neither the Issuers nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Issuers or the Subsidiaries, singly or in the aggregate, nor entered into any transaction not in the ordinary course of business, except as described in the

      Prospectus with respect to the Merger Transaction, (ii) there has been no decision or judgment in the nature of litigation, administrative or regulatory proceedings or arbitration that could have a Material Adverse Effect and (iii) there has not been any material adverse change or any development which could involve, singly or in the aggregate, a material adverse change, in the properties, plans, business, results of operations, general affairs, management, condition (financial or otherwise), prospects or business affairs of the Issuers or the Subsidiaries, singly or in the aggregate (any of the items set forth in clauses (i),(ii) or (iii) of this paragraph (t), a "Material Adverse Change").

            (w) All material Tax (as defined below) returns required to be filed by the Issuers and the Subsidiaries have been filed and all such returns are true, complete, and correct in all material respects. All material Taxes that are due or claimed to be due from the Issuers and the Subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and, in either case, for which adequate reserves have been established on the books and records of the Issuers and the Subsidiaries in accordance with GAAP. The Issuers and the Subsidiaries are not parties to any pending action, proceeding, inquiry, or investigation by any government authority for the assessment or collection of Taxes, nor do the Issuers have any knowledge, after due inquiry, of any such proposed or threatened action, proceeding, inquiry, or investigation. For purposes of this agreement, the terms "Tax" and "Taxes" shall mean all Federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to tax, or penalties applicable thereto.

            (x) (i) Each of the Issuers, each of the Subsidiaries and each of the persons listed under the caption "Management" in the Registration Statement has all certificates, consents, exemptions, orders, permits, licenses, authorizations or other approvals or rights (each, an "Authorization") of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, including, without limitation, all such Authorizations with respect to engaging in gaming operations in the State of New Jersey or required to own, lease, license and use its properties and assets and to conduct its current business in the manner described in or contemplated by the Prospectus; (ii) all such Authorizations are valid and in full force and effect; (iii) each of the Issuers and each of the Subsidiaries and, to the best of the Issuers' knowledge, after due inquiry, each of the persons listed under the caption "Management" in the Registration Statement is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto and (iv) none of the Issuers nor any Subsidiary nor, to the best of the Issuers' knowledge, after due inquiry, each of the persons listed under the caption "Management" in the Registration Statement has received any notice of proceedings relating to the revocation or modification of any such Authorization and no such Authorization contains any restrictions that are materially burdensome to any of them. None of the Issuers nor any of the Subsidiaries has any reason to believe that the CCC is considering modifying, limiting, conditioning, suspending, revoking or not renewing any such Authorizations of the Issuers, any of the Subsidiaries or any of the persons listed under the caption "Management" in the Registration Statement or that either the CCC or any other governmental agencies are investigating the Issuers or any of the Subsidiaries or related parties (other than normal overseeing reviews of the CCC incident to the gaming, riverboat or casino activities, as the case may be, of the Issuers and the Subsidiaries). None of the Issuers nor any of the Subsidiaries has any reason to believe that there is an existing basis for the CCC to deny the renewal of the current casino and gaming licenses held by Plaza Associates and Taj Associates, respectively. The Issuers and the Subsidiaries possess, or will promptly acquire on reasonable terms, the licenses, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, including a grant to the Company (subject to the preexisting license to Trump's Castle
      Associates, as described in the Prospectus) of an exclusive royalty-free right and license to use worldwide, the names and marks "TRUMP," "DONALD
      J. TRUMP," "DONALD TRUMP," "D.J. TRUMP," and "D. TRUMP" (the "Trump Names") (including combinations thereof, and the U.S. Registrations "Oysters Trump" and "Trump Plaza") in connection with Casino Services and Products (as defined in the [Amended License Agreement]) (collectively, the "Licensed Marks"), and the right to use Trump's personal name
      (i.e., "Trump," "Donald Trump" or "Donald J. Trump") and his
       ----
      likeness, in connection with Casino Services and Products presently or proposed to be employed by them in connection with their businesses as currently being conducted or as proposed to be conducted (as discussed in the Prospectus). The Trump Names with respect to Casino Services and Products, together with each of the marks, registrations and applications listed on Schedule A of the [Amended License Agreement], shall be referred to hereinafter, collectively, as the "Marks"). The Licensed Marks are free of any Liens (other than the license granted by Trump to Trump Plaza Hotel and Casino pursuant to the Amended and Restated Services Agreement by and among Plaza Associates, Trump Plaza Management Corp. and Trump, dated June 24, 1993, and the security interest in the registration "Trump Plaza" as of

      October 3, 1990 in favor of Bankers Trust Company). To the best knowledge of each of the Issuers and the Subsidiaries, after due inquiry, there is no material claim, suit, action or proceeding pending and served or threatened in the United States with respect to the validity of any of the Marks, Trump's ownership of any of the Marks, the infringement of any of the Marks by any third party or the infringement of the rights of any third party arising out of the use of any of the Marks. To the best knowledge, of each of the Issuers and each of the Subsidiaries, after due inquiry, the use of the Marks, as provided in the [Amended License Agreement], does not infringe on the rights of any person.

            (y) The Issuers and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
      (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (z) The CCC has issued declaratory rulings determining that the initial holders of the Securities need not be qualified under the Casino Control Act, that the Company is a qualified holding company, financial source and entity qualifier of each of Plaza Associates and Taj Associates and that each of Plaza Associates and Taj Associates continues to be a qualified casino licensee under the Casino Control Act. The Trustee is a "financial source" under the Casino Control Act and the CCC has issued a ruling that it continues to be qualified as such. Such rulings have not been revoked, modified or rescinded. Each of this Agreement and the other Operative Documents has been presented to the CCC to the extent required by law, and such documents and the transactions contemplated hereby or thereby have been approved by or on behalf of the CCC to the extent required by law and such approvals have not been revoked, modified or rescinded.

            (aa) None of the Issuers nor any agent acting on their behalf has taken or will take any action that is reasonably likely to cause the issuance or sale of the Securities to violate Regulation G, T, U, or X of the Board of Governors of the Federal Reserve System, in each case as in effect on the Closing Date.

            (ab) None of the Issuers nor any of the Subsidiaries is (i) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or
      (ii) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            (ac) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

            (ad) Each certificate signed by any officer of any of the Issuers or a general partner thereof and delivered to the Underwriters or counsel for the Underwriters in connection therewith shall be deemed to be a representation and warranty by such Issuer to each Underwriter as to the matters covered thereby.

            7.    Indemnification.
                  ---------------

            (a) The Issuers and each of the Subsidiaries, jointly and severally, agree to indemnify and hold harmless, (i) each of the Underwriters, (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any of the Underwriters (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Underwriters or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, costs, assessments, expenses and other liabilities (collectively, "Liabilities"), including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such Liabilities are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any Under-writer furnished in writing to the Issuers by or on behalf of any such Underwriter through DLJ expressly for use in the Registration Statement (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus. The Issuers shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Issuers or an Indemnified Person.

            (b)   In case any action or proceeding (for all purposes of this
      Section 7, including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company, Funding or any Subsidiary, such Underwriter (or the Underwriter controlled by such controlling person) shall promptly notify the Company in writing; provided, that
                                                            --------
      the failure to give such notice shall not relieve the Issuers or any of the Subsidiaries of their obligations pursuant to this Agreement. Upon receiving such notice, the Company shall be entitled to participate in any such action or proceeding and to assume, at its sole expense, the defense thereof, with counsel reasonably satisfactory to such Indemnified Person and, after receipt of written notice from the Company to such Indemnified Person of its election so to assume the defense thereof made within ten business days after receipt of the notice from the Indemnified Person of such action or proceeding, the Issuers and the Subsidiaries shall not be liable to such Indemnified Person hereunder for legal expenses of other counsel subsequently incurred by such Indemnified Person in connection with the defense thereof, other than costs of investigation, unless (i) the Company, Funding or such Subsidiary, as the case may be, agrees to pay such fees and expenses, or (ii) the Company fails promptly to assume such defense or fails to employ counsel reasonably satisfactory to such Indemnified Person or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Person and any of the Issuers or an affiliate of the Issuers, and either (x) there may be one or more legal defenses available to such Indemnified Person that are different from or additional to those available to any of the Issuers or such affiliate or (y) a conflict may exist between such Indemnified Person and any of the Issuers or such affiliate. In the event of any of clause (i),
      (ii) and (iii) of the immediately preceding sentence, if such Indemnified Person notifies the Company in writing, the Company shall not have the right to assume the defense thereof and such Indemnified Person shall have the right to employ its own counsel in any such action and the reasonable fees and expenses of such counsel shall be paid, as incurred, by the Issuers and the Subsidiaries, regardless of whether it is ultimately determined that an Indemnified Person is not entitled to indemnification hereunder, it being understood, however, that the Issuers and the Subsidiaries shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for each such Indemnified Person. Each of the Issuers and each of the Subsidiaries agrees to be liable for any settlement of such action or proceeding effected with the Company's prior written consent, which consent will not be unreasonably withheld, and the Issuers and each of the Subsidiaries agree to indemnify and hold harmless any Indemnified Person from and against any liabilities by reason of any settlement of any action effected with the written consent of the Company. Each of the Issuers and each of the Subsidiaries agrees to be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 20 business days after receipt by the Company of the aforesaid request for payment in respect of an indemnification obligation pursuant hereto and (ii) the Indemnified Person shall not have been reimbursed in accordance with such request prior to the date of such settlement. Neither of the Issuers nor any of the Subsidiaries shall, without the prior written consent of each Indemnified Person, settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought pursuant hereto (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

            (c) Each of the Underwriters agrees, severally and not jointly, to indemnify and hold harmless the Issuers, their directors, their officers who sign the Registration Statement and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Issuers, to the same extent as the foregoing indemnity from the Issuers and the Subsidiaries to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Underwriter and conforming to information furnished in writing by or on behalf of such Underwriter through DLJ expressly for use in the Registration Statement, Prospectus or any preliminary prospectus, as applicable. In case any action or proceeding (including any governmental investigation) shall be brought or asserted against the Issuers, any of their directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus or any preliminary prospectus in respect of which indemnity is sought against any Underwriter pursuant to the foregoing sentence, the Underwriter shall have the rights and duties given to the Issuers (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Issuers, their directors, any such officers and each such controlling person shall have the rights and duties given to the Indemnified Person by Section 7(b) above.

            (d) If the indemnification provided for in this Section 7 is finally determined by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any Liabilities referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Subsidiaries, on the one hand, and the Underwriter, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Subsidiaries, on the one hand, and any of the Underwriters (and its related Indemnified Persons), on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Securities (net of underwriting discounts and commissions but before deducting expenses) received by the Issuers bears to the total underwriting discounts and commissions received by such Underwriter, in each case as set forth in the Prospectus. The relative fault of the Issuers and the Subsidiaries, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Issuers and the Subsidiaries, on the one hand, or by the Underwriters, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Issuers and the Subsidiaries set forth herein shall be in addition to any liability or obligation the Issuers and the Subsidiaries may otherwise have to any Indemnified Person.

            The Issuers, the Subsidiaries and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the
                                  ----
      Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, judgments, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, none of the Underwriters (and its related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total underwriting discount applicable to the Securities purchased by such Underwriter exceeds the amount of any damages and related expenses which such of the Underwriters (and its related Indemnified Persons) has otherwise been required to pay or incur by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective aggregate principal amount of Securities purchased by each of the Underwriters hereunder and not joint.

             8.   Conditions to Underwriters' Obligations.  The respective
                  ---------------------------------------
obligations of the several Underwriters to purchase any Securities under this Agreement are subject to the satisfaction of each of the following conditions on the Closing Date:

            (a) All the representations and warranties of the Issuers contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. All of the representations and warranties of each of Issuers, as applicable, made in the other Operative Documents (i) on the date made to the extent previously made and (ii) on the Closing Date, to the extent such document contains a representation or warranty made on the Closing Date, was and shall be true and correct on such date. The Issuers and the Subsidiaries shall have performed or complied with all of their obligations and agreements herein and therein contained and required to be performed or complied with by them at or prior to the Closing Date.

            (b) (i) The Registration Statement (including a registration statement (if any) filed pursuant to Rule 462(b) under the Act) shall have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall have become effective (or, if any Securities are sold in reliance upon Rule 430A of the Act and no post-effective amendment is so required to be filed, the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) hereof) not later than 5:30 p.m., New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, (ii) at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the best knowledge of the Issuers, after due inquiry, threatened by the Commission and every request for additional information on the part of the Commission shall have been complied with in all respects, and (iii) no stop order suspending the sale of the Securities in any jurisdiction referred to in Section 4(h) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or, to the best knowledge of the Issuers, after due inquiry, threatened.

            (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency, body or official (including, without limitation, the CCC), which would, as of the Closing Date, prevent the issuance of the Securities or have a Material Adverse Effect; and no injunction, restraining order or order of any nature by any Federal or state court shall have been issued as of the Closing Date which would prevent the issuance of the Securities or have a Material Adverse Effect. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading or indication that such securities have been placed on any "watch list" for possible downgrading, nor shall any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of THCR Holdings', the Issuers' or any Subsidiary's securities by any nationally recognized statistical rating organization, as such term is defined for purposes of Rule 436(g)(2) of the Act.

            (d) (i) Since the earlier of the date hereof or the dates of which information is given in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Change, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or debt, of any of the Issuers or any of the Subsidiaries and (iii) each of the Issuers and each of the Subsidiaries shall have no liability or obligation, direct or contingent, that is material to the Issuers and the Subsidiaries, taken as a whole, and which is not disclosed in the Registration Statement and the Prospectus.

            (e) You shall have received a certificate of each of the Issuers, dated the Closing Date, in each case executed on behalf of the Issuers by THCR Holdings, the other general partner of the Company, and the Chief Executive Officer and the Chief Financial Officer of Funding, in their respective capacities as sole general partner and officers of the THCR and Funding, as applicable, confirming the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8.

            (f) You shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, of Willkie Farr & Gallagher, counsel for the Issuers, to the effect that:

                  (i) the Registration Statement was declared effective in compliance with the Act; any required filing of the Prospectus, and any amendments or supplements thereto, pursuant to Rule 424(b), have been made in the manner and within the time period required by Rule 424(b); to the best of such counsel's knowledge, after due inquiry, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings therefor have been instituted or to the best of such counsel's knowledge, after due inquiry, are pending or contemplated under the Act; and the Indenture has been duly qualified under the TIA;

                  (ii) at the time it became effective and on the Closing Date, the Registration Statement, including all documents incorporated by reference therein (except for financial statements, the notes thereto and related schedules and other financial, numerical data, statistical data and financial forecasts included therein or incorporated by reference therein and the Form T-1, as to which no opinion need be expressed) complied as to form in all material respects with the applicable requirements of the Act and the TIA;
                  (iii) each of the Issuers and each of the Subsidiaries, other than Taj Associates, the Company and Plaza Associates (collectively, the "New Jersey Subsidiaries"), has the requisite corporate or partnership power and authority to execute, deliver and perform all of its obligations pursuant to this Agreement and each of the other Operative Documents to which it is a party and, in the case of the Issuers, to authorize, issue and sell the Securities as contemplated by this Agreement; each of this Agreement and the other Operative Documents has been duly authorized, executed and delivered by each of the Issuers and each of the Subsidiaries, as applicable, and constitutes a valid and legally binding obligation of each of the Issuers and each of the Subsidiaries, as applicable, enforceable against each of the Issuers and each of the Subsidiaries, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws and to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity);

                  (iv) the Notes have been duly authorized by all requisite corporate or partnership action and when authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Notes will constitute valid and legally binding obligations of each of the Company and Funding, enforceable against each of the Company and Funding in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting rights and remedies of creditors, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except to the extent that a waiver of rights under any usury laws may be unenforceable;

                  (v) the Guarantees have been duly authorized by all requisite corporate or partnership action and when executed and authenticated in accordance with the provisions of the Indenture and delivered in accordance with the terms of this Agreement, the Guarantees will constitute valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their respective terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights or defenses under any usury laws may be unenforceable.

                  (vi) the Indenture has been duly authorized, executed and delivered and constitutes a valid and legally binding agreement of each of the Issuers, enforceable against each of the Issuers in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws then or thereafter in effect relating to or affecting rights and remedies of creditors, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except to the extent that a waiver of rights under any usury laws may be unenforceable;

                  (vii) this Agreement and each of the other Operative Documents which is described in the Registration Statement and the Prospectus conforms in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus; the descriptions in the Registration Statement and the Prospectus of statutes, regulations, legal and governmental proceedings and contracts to which any of the Issuers or the Subsidiaries is a party have been reviewed by such counsel and are accurate summaries thereof in all material respects (except for financial data included therein or omitted therefrom, as to which counsel need express no opinion); the material Federal income and estate tax consequences to a holder of the Securities will generally be as is described in the Registration Statement under the caption "Certain Federal Income Tax Considerations";

                  (viii) each of TTMC and Funding is duly organized and each of TTMC and Funding is a validly existing corporation, under the laws of the State of Delaware, and has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus; each of the Company, Taj Associates and Plaza Associates has been classified for treatment as a partnership since its inception and will be classified as a partnership for Federal income tax purposes on the Closing Date; each of the Issuers and the Subsidiaries is duly qualified as a foreign corporation or foreign general partnership, as the case may be, in each Foreign Jurisdiction, except where the failure to be so qualified could not have a material adverse effect on the properties, plans, business, results of operation, general affairs, management, condition (financial or otherwise) or business affairs of the Issuers and the Subsidiaries, in the aggregate; each of the Issuers and each of the Subsidiaries which is not a general partnership is in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, and in each Foreign Jurisdiction, as applicable;

                  (ix) none of the Issuers nor any of the Subsidiaries is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

                  (x) to the best of such counsel's knowledge after due inquiry, there are no legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described as required, or any contracts or agreements to which any of the Issuers or any of the Subsidiaries is a party or by which any of them may be bound that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described therein or filed or incorporated by reference as exhibits thereto; to the best of such counsel's knowledge, after due inquiry, there is no current, pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving any of the Issuers or any of the Subsidiaries or to which any of their respective properties are subject of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus;

                  (xi) to the best of such counsel's knowledge, after due inquiry, no authorization, approval, consent or order of any court or governmental body, agency or official, is necessary in connection with the issuance of the Securities or the other transactions contemplated by this Agreement or the other Operative Documents, except such as may be required by the NASD or have been obtained and made under the HSR Act, the Gaming Act, the Act, the TIA, or state securities or Blue Sky laws or regulations;

                  (xii) the execution and delivery of this Agreement and the other Operative Documents by the Issuers, as applicable, the issuance and sale of the Securities, the performance of the Issuers' obligations pursuant to the Operative Documents, as applicable, and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) any Lien (other than under the Mortgage Documents and the lien in favor of the trustee under the Senior Note Indenture) with respect to (A) any of the respective charters, by-laws and partnership agreements, as the case may be, of any of the Issuers or the Subsidiaries, other than the New Jersey Subsidiaries (B) any agreement or instrument filed as an Exhibit to the Registration Statement, (C) any applicable statute, rule or regulation under New York law, United States Federal law or the Corporation Law of the State of Delaware other than the securities or Blue Sky laws of the various states, as to which such counsel need express no opinion, or (D) any order of any court or governmental agency, body or official having jurisdiction over any of the Issuers or any of the Subsidiaries or any of their properties, except, in the case of clauses (B), (C) or (D), for such conflicts, breaches, violations or defaults that could not have a material adverse effect on the properties, plans, business, results of operation, general affairs, management, condition (financial or otherwise) or business affairs of the Issuers and the Subsidiaries, in the aggregate;

                  (xiii) to the best of such counsel's knowledge, after due inquiry, no default exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument described in or filed as an Exhibit to the Registration Statement, except for defaults which could not have a material adverse effect on the properties, plans, business, results of operation, general affairs, management, condition (financial or otherwise) or business affairs of the Issuers and the Subsidiaries, in the aggregate;

                  (xiv) to the best of such counsel's knowledge, after due inquiry, each of the Issuers and each of the Subsidiaries has the right to use the Licensed Marks presently or proposed to be employed by it in connection with its businesses as currently being conducted or as proposed to be conducted (as discussed in the Prospectus), and, to the best of such counsel's knowledge, after due inquiry, the Licensed Marks are free and clear of Liens (other than the license granted by Trump to Trump Plaza Hotel and Casino pursuant to the Amended and Restated Services Agreement by and among Plaza Associates, Trump Plaza Management Corp. and Trump dated June 24, 1993, and the security interest in the registration "Trump Plaza" as of October 3, 1990 in favor of Bankers Trust Company) and any other rights of third parties and none of the Issuers or any of the Subsidiaries has received any notice, or has any knowledge, of infringement or of conflict with asserted rights of others with respect to any of the Licensed Marks;

                  (xv) neither the consummation of the transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System;

                  (xvi) all of the issued and outstanding shares of capital stock of Funding and TTMC have been duly authorized and validly issued, and are fully paid and nonassessable, the shares of capital stock of, or other ownership interests in, each Subsidiary are owned, either directly or indirectly, by the Company, free and clear of any Liens (other than Liens in favor of the Trustee under the Senior Note Indenture);

                  (xvii) the Merger has become effective under Delaware law;

                  (xviii) all of the equity interests held directly or indirectly by Trump in Taj Associates have been contributed to THCR or its subsidiaries and are owned free and clear of any Lien (other than Liens in favor of the Trustee under the Senior Note Indenture);

                  (xix) the Taj Bonds have been redeemed in accordance with the terms of the indenture under which the Taj Bonds were issued, and the lien on the collateral securing the Taj Bonds in favor of the trustee under the indenture under which the Taj Bonds were issued has been released;

                  (xx) the Offer to Purchase and Consent Solicitation conform with Regulation 14E under the Exchange Act, and all outstanding Plaza Notes not purchased pursuant to the Offer to Purchase and Consent Solicitation have been defeased in accordance with Section 403 of the Plaza Note Indenture and the lien of the trustee under the Plaza Note Indenture on the collateral securing the Plaza Notes has been released; and

                  (xxi) the Senior Note Indenture has been amended as provided for in the Senior Note Indenture and in the Senior Note Consent Solicitation.

                  (xxii) each of the Mortgage Documents is in a form which may be used in the State of New York so as to accomplish its intended purpose and has been duly authorized, executed and delivered by each of the Issuers except the New Jersey Subsidiaries, as applicable, and, assuming the due authorization, execution and delivery thereof by the New Jersey Subsidiaries, constitutes a valid and legally binding obligation of each of the Issuers, as applicable, enforceable against each of the Issuers, as applicable, in accordance with its terms, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws and to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity), but such limitations on enforceability will not in such counsel's opinion render the Mortgage Documents invalid as a whole or substantially interfere with the practical realization of the material benefits and/or the security intended to be afforded thereby.

                  (xxiii) the Issuers' security agreement is sufficient under the laws of the State of New York to create a valid security interest in all of the Issuers' respective rights in the personal property described in the Issuers' respective Security Agreement, whether now existing or hereafter acquired (the "Issuer Collateral"), in favor of the Trustee to secure all obligations of each such Issuer as identified in Issuers' Security Agreement (including each Issuers' payment obligations under the Indenture). The filings and recordings (including, without limitation, UCC financing statements) identified on schedule A to the Issuers' security agreement are in appropriate form for filing in the filing offices identified on such schedule A thereto and such filings and recordings in such filing offices are the only filings and recordings necessary to perfect the security interest of the Trustee in the Issuer Collateral. The security interest of the Trustee is a perfected, first priority security interest in the Issuer Collateral under the laws of New York.

            In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Issuers and the Subsidiaries, representatives of Arthur Andersen LLP, independent public accountants for the Issuers and the Subsidiaries, your representatives and your counsel in connection with the preparation of the Registration Statement and Prospectus and has considered the matters required to be stated therein and the statements contained therein, and such counsel shall advise you that, although (without limiting the opinions provided) such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement (including any Registration Statement filed under Rule 462(b) of the Act (if any)), as amended or supplemented, at the time such Registration Statement or any post-effective amendment became effective and as of the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (other than information omitted therefrom in reliance on Rule 430A under the Act), or the Prospectus, as amended or supplemented, as of its date and the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            Without limiting the foregoing, such counsel may further state that it assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules, financial forecasts and other financial and statistical data included in the Registration Statement. Such counsel may also state that it has assumed in its examination of all relevant documents the genuineness of all signatures, has relied, in part, as to factual matters upon the statements of officers and other representatives of the Issuers and as to matters relating to the laws of other jurisdictions, on the opinions of local counsel for the Issuers in such jurisdictions, as to which laws such counsel needs express no opinion. In addition such counsel may state that its opinion is limited by the fact that the (i) enforceability of the Operative Documents and (ii) the rights of the Trustee to the Collateral may be limited by the Gaming Act, as to which such counsel needs express no opinion.

            (g) You shall have received a signed opinion of Graham, Curtin & Sheridan, New Jersey counsel for the Issuers, dated as of the Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) Plaza Funding has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey and each of Plaza Associates, Taj Associates and the Company is validly existing as a general partnership under the laws of the State of New Jersey; each of Plaza Associates, Taj Associates, Taj Funding and the Company has the requisite corporate or partnership power and authority, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus;

                  (ii) all of the issued and outstanding capital stock of Plaza Funding has been duly authorized and validly issued and is fully paid and nonassessable, and the shares of capital stock and the partnership interests, as the case may be, of Taj Associates, Plaza Funding and Plaza Associates are owned, either directly or indirectly, by the Company;

                  (iii) to the best knowledge of such counsel, no authorization, approval, consent or order of the NJDEP or any other governmental body, agency or official of the State of New Jersey ("New Jersey Authorities") is necessary in connection with the issuance of the Securities and the other transactions contemplated by this Agreement and the other Operative Documents or any other transactions described in the Registration Statement to be entered into prior to or contemporaneously with such agreements, except as disclosed in the Registration Statement or such authorizations, approvals, consents or licenses of the NJDEP and such other New Jersey Authorities that have been obtained; such counsel need express no opinion regarding authorizations, approvals, consents or orders of the CCC;

                  (iv) to the best knowledge of such counsel, each of the Issuers and each of the Subsidiaries is in possession of all Authorizations of and from all New Jersey Authorities which are material and required to be held by any of them in connection with the present operation of its business, all of which are valid and in full force and effect;

                  (v) the 1% equity interest held by Plaza Funding in Plaza Associates has been contributed to TTMC;

                  (vi) the separate corporate existence of Taj Funding has been dissolved upon the filing of the certificate of dissolution with the Secretary of State of the State of New Jersey; and

                  (vii) each of the Mortgage Documents is in a form which may be used in the State of New Jersey so as to accomplish its intended purpose and has been duly authorized, executed and delivered by each of the Issuers except TTMC and Funding, as applicable, and, assuming the due authorization, execution and delivery thereof by TTMC and Funding, constitutes a valid and legally binding obligation of each of the Issuers, as applicable, enforceable against each of the Issuers, as applicable, in accordance with its terms, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws and to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity), but such limitations on enforceability will not in such counsel's opinion render the Mortgage Documents invalid as a whole or substantially interfere with the practical realization of the material benefits and/or the security intended to be afforded thereby.

                  (viii) the Issuers' security agreement is sufficient under the laws of the State of New Jersey to create a valid security interest in all of the Issuers' respective rights in the personal property described in the Issuers' respective Security Agreement, whether now existing or hereafter acquired (the "Issuer Collateral"), in favor of the Trustee to secure all obligations of each such Issuer as identified in Issuers' Security Agreement (including each Issuers' payment obligations under the Indenture). The filings and recordings (including, without limitation, UCC financing statements) identified on schedule A to the Issuers' security agreement are in appropriate form for filing in the filing offices identified on such schedule A thereto and such filings and recordings in such filing offices are the only filings and recordings necessary to perfect the security interest of the Trustee in the Issuer Collateral. The security interest of the Trustee is a perfected, first priority security interest in the Issuer Collateral under the laws of New Jersey.

                  (ix) each of the Mortgage Documents is in proper form so as to comply with the recording requirements of the State of New Jersey, and upon recordation of the Mortgage Documents in the office of the County Clerk of Atlantic County, New Jersey (the "Recording Office"), and when appropriate UCC financing statements are filed in the Office of the Secretary of State of the State of New Jersey and filed and properly indexed in the Office of the Clerk of Atlantic County, New Jersey, will create a valid lien and perfected first priority security interest in favor of the Trustee in such of the collateral described therein which constitutes (x) real property (including fixtures), and (y) personal property in which, in the case of this clause (y), a security interest can be perfected by the recording of a mortgage or the filing of a financing statement under the UCC, and no further action will be required to perfect such liens.

                  With respect to opinions expressed in paragraphs (iii) and
      (iv), such counsel need express no opinion regarding authorizations of, or declarations or filings with, the CCC or with respect to state securities or Blue Sky laws. In addition, such counsel may state that it has relied, as to factual matters, upon the statements of officers and other representatives of the Issuers. Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement as counsel for the Underwriters may reasonably request.

            (h) You shall have received an opinion of Sterns & Weinroth, New Jersey regulatory counsel for the Issuers, dated as of the Closing Date, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) (a) the statements in the Prospectus under the captions "Risk Factors--Control Involvement of Trump," "Risk Factors--Atlantic City Properties Expansion," "Risk Factors--Strict Regulation by CCC, "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources--Trump Associates" (fifth and sixth paragraph and second and third sentences of eighth paragraphs thereunder), "Regulatory Matters--New Jersey Gaming Regulations", and "Description of the First Mortgage Notes--Gaming Laws" (first and third sentences of first paragraph) and "Description of the Mortgage Notes--Gaming Laws" insofar as such statements constitute a summary of New Jersey gaming laws ("New Jersey Gaming Laws") and proceedings thereunder, fairly present the information with respect to such New Jersey Gaming Laws and proceedings thereunder; and (b) no facts have come to the attention of such counsel that would lead such counsel to believe that the statements listed in clause (a) of this paragraph (i) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such statements, in light of the circumstances under which they are made, not misleading, or that the statements listed in clause (a) of this paragraph (i), as contained in the Prospectus at the time of filing thereof or on the date of such counsel's opinion, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not misleading;

                  (ii) no authorization, approval, consent or order of the CCC is necessary in connection with the issuance of the Securities and the due and valid execution, delivery and performance by any of the Issuers or the Subsidiaries, as the case may be, of this Agreement or the other Operative Documents, as applicable, or any other transactions described in the statements listed in clause (a) of paragraph (i) above to be entered into prior to or contemporaneously with such agreements, except (a) as disclosed in the Registration Statement; (b) such approvals, consents or orders, or conditional approvals, consents or orders of the CCC that have been obtained prior to the date of such opinion; (c) such additional approvals, consents or orders of the CCC that may be deemed necessary under existing orders, consents or conditional approvals and (d) the periodic and other filings and reporting requirements to which any of the Issuers and the Subsidiaries are subject generally. Each of the Operative Documents has been presented to the CCC to the extent required by New Jersey Gaming Laws, and such documents and the transactions described therein have been approved by the CCC to the extent required by New Jersey Gaming Laws. Such counsel has received no notice that such approvals have been revoked, modified or rescinded as of the date of such opinion;

                  (iii) the CCC has issued declaratory rulings determining that the initial holders of the Securities are waivable qualifiers under the New Jersey Gaming Laws and that the Company is a qualified holding company, financial source and entity qualifier of Plaza Associates and Taj Associates, subject to the filing of the applicable business entity disclosure forms by the Issuers and the Subsidiaries by ________, 1996 and that each of Plaza Associates and Taj Associates continues to be a qualified casino licensee under the New Jersey Gaming Laws, subject to the filing of business entity disclosure forms as set forth above. Such counsel has received no notice that such rulings and the casino licensure of each of Plaza Associates and Taj Associates have been revoked, modified or rescinded as of the date of such opinion;

                  (iv) except as disclosed in the Registration Statement, (a) to the best knowledge of such counsel, each of the Issuers and each of the Subsidiaries has made all declarations and filings with the CCC necessary to use its properties and assets and to conduct its business pursuant to New Jersey Gaming Laws, as of the date of such opinion; (b) no facts have come to the attention of such counsel that would lead such counsel to believe that all authorizations of and from the CCC are not valid and in full force and effect as of the date of such opinion; (c) no facts have come to the attention of such counsel that would lead such counsel to believe that each of the Issuers and each of the Subsidiaries is not in compliance in all material respects with the terms and conditions of all authorizations of and from CCC and with the New Jersey Gaming Laws, as of the date of such opinion; and (d) as of the date of such opinion, such counsel has received no notice of any proceedings relating to the revocation or modification of any authority granted by the CCC to the Issuers and the Subsidiaries, and such counsel is aware of no restrictions imposed by the CCC which would have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Issuers or the Subsidiaries, in the aggregate; no facts have come to the attention of such counsel that would lead such counsel to believe that the CCC is considering modifying, limiting, conditioning, suspending, revoking or not renewing the licenses, permits, certificates, consents, orders, approvals and other authorizations from the CCC ("Gaming Licenses") of any of the Issuers or the Subsidiaries, except where such modification, revocation, suspension, limitation or condition would not have a material adverse effect on the properties, plans, results of operations, management, condition (financial or otherwise) or business affairs of the Issuers or the Subsidiaries, in the aggregate; such counsel is aware of no notice given to the Issuers or any of the Subsidiaries that New Jersey gaming authorities are investigating any of the Issuers or the Subsidiaries (other than normal overseeing reviews incident to the gaming activities of the Issuers and the Subsidiaries); and such counsel has received no notice that any of the Issuers, the Subsidiaries or Trump has any reason to believe there is an existing basis for the CCC to deny the renewal of the Gaming Licenses held by Plaza Associates and Taj Associates; and

                  (v) each of the persons listed under the caption "Management" in the Prospectus has been or will be qualified or licensed by the CCC, as required by the Gaming Act.

            Such counsel may rely on the resolutions of the CCC in giving its opinions in paragraphs (ii) and (v) above.

            (i) You shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom ("Skadden Arps"), counsel for the Underwriters in form and substance reasonably satisfactory to you.

            (j) You shall have received letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former, based on limited procedures), in form and substance satisfactory to you, from Arthur Andersen LLP, independent public accountants for the Issuers and the Subsidiaries, with respect to the financial statement of Funding, the consolidated financial statements of each of the Company and Taj Associates and certain other financial information contained in the Registration Statement and the Prospectus including, without limitation, the financial forecasts.

            (k) You shall have received a certificate of a financial officer of the Company as to certain agreed upon accounting matters, in substantially the form previously delivered to you.

            (l) Prior to the Closing Date, the Issuers shall have furnished to you or caused to be furnished to you such further information, certificates and documents as you may reasonably request including, without limitation, (i) satisfactory evidence from the trustee for the Taj Bonds that the indenture governing the Taj Bonds has been fully satisfied and discharged and (ii) from the trustee under the Plaza Note Indenture that such notes and the indenture governing such note have been defeased in accordance with Section 403 thereof, (iii) the NatWest Loan has been satisfied and (iv) the First Fidelity Loan has been satisfied.

        (m) The Issuers and the Subsidiaries shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Issuers or the Subsidiaries at or prior to the Closing Date.

            (n) The Merger shall have become effective under the Delaware General Corporation Law.

            (o)   The Equity Offering shall have been consummated.

            (p) The Taj Holdings Class B Common Stock shall have been redeemed in accordance with the Taj Holding Certificate of Incorporation.

            (q)   The Taj Bonds shall have been redeemed.

            (r) At least 90% of the outstanding Plaza Mortgage Notes shall have been purchased by Plaza Funding and Plaza Associates and thereafter shall be cancelled in accordance with the Plaza Note Indenture and all remaining Plaza Notes shall have been defeased as described in Plaza Funding and Plaza Associates Offer to Purchase and Solicitation of Consents dated March 13, 1996, as supplemented to date.

            (s) All of Taj Associates indebtedness to National Westminster Bank USA shall have been satisfied and the liens securing such indebtedness shall have been released.

            (t) Taj Associates shall have acquired the Specified Parcels free and clear of all liens and encumbrances, all indebtedness of Taj Associates to First Fidelity shall have been satisfied and the liens securing such indebtedness shall have been released.

            (u) Trump Plaza Associates shall have exercised the Trump Plaza East Option and shall have acquired Trump Plaza East free and clear of all liens and encumbrances.

            (v) Bankers Trust shall have released all liens and other security interests on Trump's interest in Taj Associates.

            (w) THCR shall have acquired all of Trump's direct and indirect ownership interests in Taj Associates free and clear of any liens or adverse interests.

            (x) The Senior Note Indenture shall have been amended in accordance with the Senior Note Consent Solicitation; the transactions described in clauses (n) through (x), inclusive, shall constitute the "Merger Transaction" for the purpose of this Agreement.

            (y) All legal opinions and accountants "comfort letters" received in connection with any aspect of the Merger Transaction, whose form and substance shall have been determined by THCR and its subsidiaries, shall be addressed to or reliance certificates issued to and shall be delivered to the Underwriters.

            9.    Effective Date of Agreement, Defaults and Termination.
                  -----------------------------------------------------
This Agreement shall become effective upon the later of (i) the execution and delivery of this Agreement by the parties hereto, (ii) unless the Issuers intend to rely on Rule 430A of the Act, the effectiveness of the Registration Statement (including, if applicable, the registration statement filed pursuant to Rule 462(b) under the Act), and (iii) if the Issuers intend to rely on Rule 430A of the Act, the earlier of the effectiveness of a post-effective amendment filed in compliance with Rule 430A of the Act or the filing of a final prospectus pursuant to Rule 424(b) of the Act. Notwithstanding the foregoing, this Agreement shall not become effective prior to the effectiveness of the Equity Underwriting Agreement.

            This Agreement may be terminated at any time on or prior to the Closing Date by DLJ by notice to the Company if any of the following has occurred: (i) subsequent to the date the Registration Statement is declared effective or the date of this Agreement, any Material Adverse Change which, in the judgment of DLJ, impairs the investment quality of the Securities, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in DLJ's judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, (iii) any suspension or limitation of trading generally in securities on the New York, American or Pacific Stock Exchanges or the National Association of Securities Dealers Automated Quotation National Market, or the over-the-counter markets or any setting of minimum prices for trading on such exchanges or markets, (iv) any declaration of a general banking moratorium by either Federal or New York state authorities, (v) the taking of any action by any Federal, state or local government or agency in respect of its monetary or fiscal affairs that in DLJ's judgment has a material adverse effect on the financial markets in the United States, and would, in DLJ's judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities,
(vi) any securities of the Issuers, their parent or any of the Subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading or reviewed for a possible change that does not indicate the direction of the possible change by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) of the Act, (vii) the enactment, publication, decree or other promulgation of any Federal, state or local statute, regulation, rule or order of any court or other governmental authority which in the judgment of DLJ could have a Material Adverse Effect or make it inadvisable or impractical to market the Securities or (viii) the occurrence, scheduling of or the announcement of, or published discussion regarding any proposed, pending, threatened or contemplated investigation or inquest by a court or other governmental authority in respect of the Company, its parent, the Subsidiary or any person required to be licensed therewith.

            If this Agreement shall be terminated by the Underwriters pursuant to clause (i), (vi), (vii) or (viii) of the second paragraph of this Section 9 or because of the failure or refusal on the part of the Issuers or the Subsidiaries to comply with the terms or to fulfill any of the conditions of this Agreement, the Issuers and the Subsidiaries jointly and severally agree to reimburse you for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by the Underwriters, and (without duplication) to fulfill the obligations of that certain engagement letter, dated January 3, 1996, as amended and supplemented through the date hereof, among THCR, its existing and future subsidiaries and DLJ. Notwithstanding any termination of this Agreement, the Issuers and the Subsidiaries shall be liable, jointly and severally, for all expenses which they agree to pay pursuant to Section 5 hereof. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any Underwriter to the Issuers or any of the Subsidiaries.

            If on the Closing Date any of the Underwriters shall fail or refuse to purchase the Securities which it has agreed to purchase hereunder on such date, and the aggregate principal amount of such Securities that such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase does not exceed 10% of the total principal amount of such Securities to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated to purchase the Securities that such defaulting Underwriter agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of
      --------
Securities that any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any of the Underwriters shall fail or refuse to purchase the Securities and the total principal amount of Securities with respect to which such default occurs exceeds 10% of the total amount of Securities to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Issuers for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriter and the Issuers, except as otherwise provided in this Section 9. In any such case that does not result in termination of this Agreement, either you or the Issuers may postpone the Closing Date for not longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

            10.   Notices.  Notices given pursuant to any provision of this
                  -------
Agreement shall be addressed as follows: (a) if to any of the Issuers, to it at Mississippi Avenue and The Boardwalk, Atlantic City, New Jersey 08401,
Attention: Robert M. Pickus, Esq., with a copy to Willkie Farr & Gallagher at 153 East 53rd Street, New York, New York 10022, Attention: Daniel D. Rubino, Esq. (b) if to any Underwriter, to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, with a copy to Skadden, Arps, Slate, Meagher & Flom at 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Attention: Nicholas
P. Saggese, Esq. or (c) in any case to such other address as the person to be notified may have requested in writing.

            11.   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                  -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE

CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE COMPANY, ON BEHALF OF ITSELF AND THE SUBSIDIARIES IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT OR ITS SUBSIDIARIES MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            12.  Severability.  Any determination that any provision of
                 ------------
this Agreement may be, or is, unenforceable shall not affect the enforceability of the remainder of this Agreement.

            13.  Successors.  Except as otherwise provided, this Agreement
                 ----------
has been and is made solely for the benefit of and shall be binding upon the Issuers, the Subsidiaries, the Underwriters, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

            14.  Certain Definitions.  For purposes of this Agreement, (a)
                 -------------------
"business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Securities Act.

            15.  Counterparts.  This Agreement may be executed in one or
                 ------------
more counterparts and, if executed in one or more counterparts, the executed counterparts shall each be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

            16.  Headings.  The headings herein are inserted for
                 --------
convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            17.  Survival.  The indemnity and contribution provisions and
                 --------
the other agreements, representations and warranties of the Issuers, their partners, officers and directors and of the Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Underwriters or by or on behalf of the Issuers or the partners, officers or directors of the Issuers or any controlling person of the Issuers,
(ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

            Please confirm that the foregoing correctly sets forth the agreement among the Issuers and you.

                        Very truly yours,

                        TRUMP ATLANTIC ASSOCIATES

                        BY: TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P., its general partner

                        By:   TRUMP HOTELS & CASINO RESORTS,
                              INC., its general partner


                        By:
                              ----------------------------------
                              Name:
                              Title:

                        TRUMP ATLANTIC CITY FUNDING, INC.


                        By:
                              -------------------------------------
                              Name:
                              Title:

                        TRUMP PLAZA ASSOCIATES

                        BY:   TRUMP ATLANTIC CITY ASSOCIATES, its
                              general partner

                        By:   TRUMP HOTELS & CASINO RESORTS
                             HOLDINGS, L.P., its general partner

                        By:   TRUMP HOTELS & CASINO RESORTS,
                              INC., its general partner


                        By:
                              -------------------------------------
                              Name:
                              Title:

                        TRUMP PLAZA FUNDING, INC.


                        By:
                              -------------------------------------
                              Name:
                              Title:

                        TRUMP TAJ MAHAL ASSOCIATES


                        By:   TRUMP ATLANTIC CITY
                              ASSOCIATES, its general partner

                        By:   TRUMP HOTELS & CASINO
                              RESORTS HOLDINGS, L.P.,
                              its general partner

                        By:   TRUMP HOTELS & CASINO
                              RESORTS, INC., its general partner


                        By:
                              -------------------------------------
                              Name:
                              Title:


                        TRUMP TAJ MAHAL CORPORATION


                        By:
                              -------------------------------------
                              Name:
                              Title:

The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
SALOMON BROTHERS INC
BT SECURITIES CORPORATION


By:  DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION


By:
     -----------------------
     Name:
     Title:

                                SCHEDULE I



                                                       Principal Amount
                                                       ----------------

Donaldson, Lufkin & Jenrette  Securities Corporation   $

Salomon Brothers Inc
BT Securities Corporation
                                                       --------------
     Total                                             $1,100,000,000
                                                       --------------

                               SCHEDULE II
                           Mortgage Documents


[Mortgage dated April [17], 1996 by Trump Plaza Associates, Trump Taj Mahal Associates, Trump Atlantic City Associates, Trump Atlantic City Funding, Inc. and The Trump Taj Mahal Corporation to First Bank National Association, as Collateral Agent.

Assignment of Leases and Rents dated April [17], 1996 from Trump Plaza Associates, Trump Taj Mahal Associates, Trump Atlantic City Associates, Trump Atlantic City Funding, Inc. and The Trump Taj Mahal Corporation to First Bank National Association, as Collateral Agent.

Security Agreement dated April [17], 1996 by and between Trump Plaza Associates, Trump Taj Mahal Associates, Trump Atlantic City Associates, Trump Atlantic City Funding, Inc. and The Trump Taj Mahal Corporation and First Bank National Association, as collateral agent.

Collateral Agency Agreement dated April 17, 1996 by and among Trump Plaza Associates, Trump Taj Mahal Associates, Trump Atlantic City Associates, Trump Atlantic City Funding, Inc. and The Trump Taj Mahal Corporation, First Bank National Association, as collateral agency and the other parties who become signatory thereto.

Pledge Agreement dated April [17], 1996 from Trump Atlantic City Associates to First Bank National Association, as Trustee.]